CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Annual Report of Skibo Financial Corp.(the "Company") on Form 10-KSB for the year ended March 31, 2003 (the "Report") as filed with the Securities and Exchange Commission, we, Walter G. Kelly, President and Chief Executive Officer, and Carol A. Gilbert, Chief Financial and Operating Officer, Treasurer and Secretary, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.




/s/Walter G. Kelly                                   /s/Carol A. Gilbert
-------------------------------------                --------------------------------------
Walter G. Kelly                                      Carol A. Gilbert
President and Chief Executive Officer                Chief Financial and Operating Officer,
(Principal Executive Officer)                        Treasurer and Secretary
                                                     (Principal Financial and Accounting Officer)

Date: June 26, 2003                                  Date: June 26, 2003
